UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 2, 2004

PDS GAMING CORPORATION

(Exact name of Registrant as specified in its charter)

COMMISSION FILE NO. 0-23928

Minnesota	41-1605970
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6171 McLeod Drive, Las Vegas, Nevada 89120

(Address of principal executive offices)

(702) 736-0700

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

The following exhibits are included with this current report on Form 8-K as required by Item 601 of Regulation S-K.

Exhibit Number	Description
99.1	Press release dated April 2, 2004 announcing the financial results for the fourth quarter and year ended December 31, 2003

Item 12.  Results of Operations and Financial Condition.

On April 2, 2004, PDS Gaming Corporation issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003.  The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDS GAMING CORPORATION

Dated: April 2, 2004	By:	/s/ Peter D. Cleary
Peter D. Cleary
President, Chief Operating Officer, Treasurer and Interim Chief Financial Officer (a duly authorized officer)